Exhibit 99.2 USBC FINANCIAL HOLDINGS Second Quarter

2022 Earnings Presentation July 29, 2022 1

Forward-Looking Statements This presentation may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange

Act of 1934, as amended. The words “may,” “will,”

“anticipate,” “should,” “would,” “believe,” “contemplate,” “expect

,” “aim,” “plan,” “estimate,” “continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identi fy forward-looking statements. These forward-looking statements include statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: • the strength of the

United States economy in general and the strength of the local economies in which we conduct operations; • the continuation of the COVID-19 pandemic and its impact on us, our employees, customers and

third-party service providers, and the ultimate extent of the impacts of the pandemic and related government stimulus programs;

• our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; •

the accuracy of our financial statement estimates and assumptions,

including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; • the efficiency and effectiveness of our internal control environment; • our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; • legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the effects of the forthcoming implementation of the Current Expected Credit Losses (“CECL”) standard; •

the effects of our lack of a diversified loan portfolio and concentration in the South Florida market, including the risks of geographic,

depositor, and industry concentrations, including our concentration in loans secured by real estate; • the concentration of ownership of our

Class A common stock; • fluctuations in the price of our Class A common stock; • our ability to fund or access the capital markets at attract ive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; •

inflation, interest rate, unemployment rate, market, and

monetary fluctuations; • increased competition and its effect on the pricing of our products and services as well as our interest rate margin; • the effectiveness of our risk management strategies,

including operational risks, including, but not limited to, client,

employee, or third-party fraud and security breaches; and • other risks described in this presentation and other filings we make with the

Securities and Exchange Commission (“SEC”). All forward-looking statements are necessarily only estimates of future results, and there

can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward

-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise

any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the
occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB Financial Holdings, Inc. filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December

31, 2021, U.S Century Bank filed with the FDIC. Non-GAAP Financial Measures

This presentation includes financial information determined by methods other than in accordance with generally accepted

accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included

these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating the Company’s underlying performance trends. Further, management uses

these measures in managing and evaluating the Company’s

business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for,

measures determined in accordance with GAAP, and are

not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable

GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’

included in the presentation. You should assume that all

numbers are unaudited unless otherwise noted. 2

Q2 2022 Highlights Capital/Credit Credit metrics remain pristine.

There were no loans classified as nonperforming. ACL coverage ratio was 1.15%. Tangible Book Value per Share is at $9.00,

down $0.60 from prior quarter primarily due to AOCI. No shares repurchased during the quarter; Board approved repurchase

program in place covering 750,000 shares of Class A common stock. Profitability

Net income was $5.3 million or $0.26 per diluted share.

ROAA was 1.08% and ROAE was 11.38%. Efficiency ratio was 55.34%.

NIM was 3.37% and NII was $15.6 million, up $3.2 million or

25.4% compared to second quarter 2021. Growth Average

deposits increased by $284.5 million or 19.9% compared to second quarter

2021. Total average loans, excluding PPP loans, increased

$102.3 million

or 34.9% annualized compared to prior quarter and $289.9

million or 29.3% compared to second quarter 2021. 3

Historical Financial Data Total Loans (1) in Millions $735 $1,373

2016 2017 2018 2019 2020 2021 Q1 Q2 2022 2022 Total Deposit

s

in millions $782 $1,739 2016 2017 2018 2019 2020 2021 Q1 Q2

2022 2022 Total Stockholders’ Equity in millions $86 $180

2016 2017 2018 2019 2020 2021 Q1 Q2 2022 2022 ACL/Total

Loans 1.17% 1.15% 2016 2017 2018 2019 2020 2021 Q1 Q2 2022

2022 Net Charge off in thousands (1,019) $180 2016 2017

2018 2019 2020 2021 Q1 Q2 2022 2022 Nonperforming Assets/Total

Assets 1.58% 0.00% 2016 2017 2018 2019 2020 2021 Q1 Q2 2022

2022 Total Revenue in millions $37 $63 2016 2017 2018 2019

2020 2021 Efficiency ratio 94.15% 55.34% 2016 2017 2018 2019

2020 2021 Q1 Q2 2022 2022 PTPP ROAA (2) 0.24% 1.57% 2016

2017 2018 2019 2020 2021 Q1 Q2 2022 2022 (1) Loan amounts

include deferred fees/costs. (2) Non-GAAP Financial Measure.

* As of end of period for Balance Sheet amounts. 4

Financial Results In thousands (except per share data) Q2 2022 Q1 2022

Q2 2021 Balance Sheet (EOP) Total Securities $456,135

$514,575 $395,804 Total Loans (1) $1,372,733 $1,258,388

$1,145,095 Total Assets $2,016,086 $1,967,252 $1,667,005

Total Deposits $1,738,720 $1,713,294 $1,438,776 Total

Equity $180,068 $192,039 $166,302 Income Statement Net Interest

Income $15,642 $14,379 $12,474 Non-interest Income $1,617 $1,945

$1,516 Total Revenue $17,259 $16,324 $13,990 Provision for

Credit Losses $705 $0 $0 Non-interest Expense $9,551 $9,612 $8,674 Net

Income $5,295 $4,854 $4,053 Net Income available to common

stockholders (2) $5,295 $4,854 $3,299 Diluted Earning Per

Share (EPS) (3) Class A Common Stock $0.26 $0.24 $0.64 Class

B Common Stock $0.00 $0.00 $0.13 (1) Loan amounts include deferred fees/costs. (2) No preferred stock outstanding as of Q2’22 and Q1’22. (3)

See footnote disclosure in the Non-GAAP table for common stock activity

(redemption and exchange of preferred stock, IPO, and exchange of Class B common stock) which impacted diluted EPS for Q2’22 and Q1’22. 5

Key Performance Indicators Q2 2022 Q1 2022 Q2 2021 Capital/Credit Tangi

ble Common Equity/Tangible Assets(1) 8.93% 9.76% 8.50%

Total Risk-Based Capital (2) 13.74% 14.49% 12.69% NCO/Avg

Loans (3) 0.00% -0.01% 0.06% NPA/Assets 0.00% 0.00%

0.00% Allowance Credit Losses/Loans 1.15% 1.20% 1.30% Profitability

Return On Average Assets (ROAA) (3) 1.08% 1.03% 0.98%

Return On Average Equity (ROAE) (3) 11.38% 9.75% 9.74%

Net Interest Margin (3) 3.37% 3.22% 3.14% Efficiency Ratio 55.34%

58.88% 62.00% PTPP ROAA (1)(3) 1.57% 1.42% 1.28% Growth

In thousands (except for TBV/share) Total Assets (EOP) $2,016,086

$1,967,252 $1,667,005 Total Loans (EOP) $1,372,733 $1,258,388

$1,145,095 Total Deposits (EOP) $1,738,720 $1,713,294

$1,438,776 Tangible Book Value/Share (1) $9.00 $9.60

$27.71 (1) Non-GAAP Financial Measures. TBV/Share for Q2’22

and Q1’22, see footnote disclosure in the Non-GAAP table for common stock activity (redemption and exchange of preferred

stock, IPO, and exchange of Class B common stock) which impacted TBV/share.

(2) The Company was established in Q4 2021. As such, the capital ratios for Q2 2022 and Q1 2022 are for the Bank Holding Company

while Q2 2021 is for the Bank only. (3) Annualized. 6

Loan Portfolio Total Loans (AVG) in millions $1,300 $1,200

$1,100 $1,000 $900 $800 $1,088 $1,144 $1,159 $1,211 $1,296 $700

$99 $73 $51 $35 $18 $600 $989 $1,071 $1,108 $1,176 $1,278 Q2

2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Loans (Exd PPP)

PPP Loans Loan Yields 5.00% 4.50% 4.00% 3.50% 3.00% 2.50%

2.00% 1.50% 1.00% 4.19% 4.29% 4.32% 4.35% 435.00% 0.50%

0.28% 0.32% 0.33% 0.28% 1.30% 0.00% 3.91% 3.97% 399.00% 4.07%

4.22% + 31 bps Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q2'22

vs Q2'21 Loan coupon Loan fees Commentary Total average

loans, excluding PPP loans, increased $102.3 million or 34.9% annualized compared to prior quarter and $289.9 million or 29.3% compared to second quarter 2021. Loan coupon increased 15 bps due to a higher interest rate environment compared

to prior quarter and 31 bps increase compared to second quarter

2021. Loan fees decreased 15 bps from prior quarter as most of the PPP loan fees have been recognized, normalizing the loan yield composition. 7

Loan Portfolio Mix Loan Portfolio Mix Residential real estate

CRE – Non-owner occupied CRE – Owner occupied Commerical

and industrial Global Banking Consumer and other 8% 15% 51%

10% 10% 8% Commentary Total Loan balances at quarter

end was $1.373

billion. Commercial Real Estate (owner occupied and non-owner occupied) was 61% or $843.4 million of the total loan portfolio. CRE mix is diversified and granular. Retail makes up 30% of

total CRE or $252.6 million. Land/Construction 5% Other 4%

Retail 30% - LTV was 56.9% - Average loan size was $3.0

..million CRE - Owner occupied 17% Multifamily 16% Office

13% Hotels 8% Warehouse 7%

As of 6/30/22 8

Loan Production Net Loan Production Trend in millions $180 $160 $140

$120 $100 $80 $60 $40 $20 $144 $104 $117 $88 $119

$106 $141 $74 $169 $56 0 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2

2022 Loan Production/Line changes Loan Amortization/payoffs

Commentary Q2 loan growth driven by increased production levels and lower payoffs and paydowns. Payoffs and paydowns slowing with increase in interest rates. $169 million loan production in Q2

2022 is attributable to $158 million in new loans and $11 million in net increase

of existing lines of credit. 9

Paycheck Protection Program (PPP) 3 successful rounds of PPP loans,

originating $168.4 million. Forgiveness of the last round of

PPP loans is in process. SBA PPP Loans In thousands (except

for ROAA) Q2 2022 Q1 2022 Q2 2021 Pre-Tax Income $7,003

$6,712 $5,316 Net Income $5,295 $4,854 $4,053 Average

Assets $1,968,381 $1,913,484 $1,660,060 ROAA (1) 1.08% 1.03% 0.98%

of which PPP Income (2) $484 $1,001 $925 Unrealized PPP

Fees EOP $149 $590 $3,169 PPP Balance EOP $13,507 $24,646 $84,240

PPP AVG. Balance $17,643 $34,901 $99,563 (1) Annualized.

(2) PPP Income includes loan fees and interest income. 10

Deposit Portfolio Deposits (AVG) in millions $2,000 $1,800

$1,600 $1,400 $1,200 $1,000 $800 $600 $1,432 $1,477 $1,562 $1,650

$1,717 $400 $236 $229 $228 $223 $224 $200 $608 $628 $674

$736 $781 $0 $52 $55 $56 $56 $67 $5,536 $5,565 $5,604 $5,626

$5,645 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Non-interest-bearing deposits Money market and savings Interest-bearing demand

deposits Time deposits Deposit Cost (1) 0.26% 0.22% 0.21% 0.20%

0.21% 0.25% 0.25% 0.25% 0.50% 0.21% Q2 2021 Q3 2021 Q4

2021 Q1 2022 Q2 2022 Commentary Average deposits increased

$66.4 million or 16.1% annualized compared to prior quarter and

$284.5 million or 19.9% compared to second quarter 2021. Average

DDA deposits grew $18.6 million or 11.9% annualized compared to prior quarter and $109.1 million or 20.4% compared to second quarter

2021. DDA balances comprise 37.6% of total deposits at June

30, 2022. Deposit cost increased 1bps compared to prior quarter and decreased 5 bps compared to second quarter 2021. 11

Net Interest Margin Net Interest Income/Margin (1) in thousands

(exceptions) Net Interest Income NIM NIM excluding PPP Loans

Interest-Earning Assets Mix (AVG) Total Loans

(excluding PPP Loans) Investment Securities PPP Loans Cash

Balance & Equivalents Commentary Net interest income increased by $1.3 million or 35.2% annualized compared to prior quarter and

$3.2 million or 25.4% compared

to second quarter 2021. NIM impacted by an increase in interest rates and a shift in balance sheet mix. Loan production growth shifted assets to a higher yielding asset class and was funded by cash balances, a lower securities portfolio and growth in new deposits

.

NIM of 3.37% up 15 bps from prior quarter and up 23 bps from second quarter 2021 demonstrating an asset sensitive balance sheet. 12

Interest Rate Sensitivity Loan Portfolio Repricing Profile by Rate Type

Hybrid ARM 6% Variable Rate 53% Fixed Rate 41% 22%

18% 60% 22% Loan Repricing Schedule Variable/Hybrid Rate

Loans 46% 37% 6% 11% 46% 0-4-1 yrs. 1-2 yrs. 2-4 yrs

Static NII Simulation Year 1 & 2 $5,000 $4,000 $3,000 $2,000

3.3% 5.9% $1,000 $2,371 $4,178 $0 0.2% 0.1% Net interst income ($

in thousands) $138 $70 +200 +100 +200 Changes from base (%)

Years 1 Years 2 As of 6/30/22 13

Non-interest Income In thousands (except ratios) Q2 2022 Q1 2022 Q4

2021 Q3 2021 Q2 2021 Service fees $1,083 $900 $961 $856 $903

Gain (loss) on sale of securities available for sale (3) 21 35 (70)

187 Gain on sale of loans held for sale 22 334 107 532 23 Gain on sale of other assets - - 983 - - Loan settlement - 161 - 2,500 - Other income 515 529 558 399 403 Total non-interest income $1,617

$1,945 $2,644 $4,217 $1,516 Average total assets $1,968,381

$1,913,484 $1,828,037 $1,741,423 $1,660,060

Non-interest income / Average assets (1) 0.33% 0.41% 0.57%

0.96% 0.37% Total Revenue $17,259 $16,324 $16,720

$17,688 $13,990 Non-interest income as % of total revenue 9.37%

11.91% 15.81% 23.85% 10.84% Commentary Service fees

and other income remain consistent quarter over quarter. Fluctuation of non-interest income primarily impacted by one-time items

in prior quarters. Prudently managing securities with minimal losses

($3 thousand) in Q2 2022 as interest rates increase. (1)

Annualized. 14

Non-interest Expense In thousands (except ratios and FTE) Q2 2022

Q1 2022 Q4 2021 Q3 2021 Q2 2021 Salaries and employee benefits

$5,913 $5,875 $5,634 $5,313 $5,213 Occupancy 1,251 1,270

1,267 1,192 1,411 Regulatory assessment and fees 226 213 93 317

195 Consulting and legal fees 398 517 539 357 373 Network and information technology services 448 387 268 358 332 Other

operating expense 1,315 1,350 1,518 1,470 1,150 Total non-interest expenses $9,551 $9,612 $9,319 $9,007 $8,674 Efficiency ratio 55.34%

58.88% 55.74% 50.92% 62.00% Average total assets $1,968,381

$1,913,484 $1,828,037 $1,741,423 $1,660,060 Non-interest

expense / Average assets (1) 1.95% 2.04% 2.02% 2.05% 2.10%

Full-time equivalent employees 192 190 187 184 183 Commentary

Salaries and employee benefits increased primarily due to 2 new

FTEs. Consulting and legal fees normalizing after one-time expenses related to the holding company reorganization in Q1 2022 and Q4

2021. Higher revenue and slightly lower non-interest expense improved efficiency ratio to 55.34%. (1) Annualized. 15

Asset Quality Allowance for Credit Losses In thousands except ratios 1.40%

1.33% 1.31% 1.22% 1.16% 1.30% 1.27% 1.27% 1.20% 1.15% $1,848

$14,900 $15,057 $15,074 $15,786 Q2 2021 Q3 2021 Q4 2021

Q1 2022 Q2 2022 Allowance for credit losses ACL/Total

loans ACL/Total loans excluding PPP Loans Commentary

ACL coverage ratio is at 1.15% or 1.16% excluding PPP loans,

in line with pre-pandemic levels. No loans classified as non-performing.

No OREOs. CECL modeling progressing as planned; first parallel run was completed in Q2 2022. Non-performing Loans In thousands

(except ratios) 1400 1200 1000 800 600 400 200 0 $20 0.00% $18

0.00% $1,190 0.10% $0 0.00% $0 0.00% Q2 2021 Q3 2021 Q4

2021 Q1 2022 Q2 2022 Non-accrual TDRs Non-accrual loans

less non-accrual TDRs Non-performing loans to total loans 16

Capital Capital Ratios11*! Q2 2022 Leverage Ratio 9.43% TCE/TA{2)

8.93% Tier 1 Risk Based Capital 12.65% Total Risk Based

Capital 13.74% Q1 2022 Q2 2021 Well-

Capitalized 9.47% 7.91% 5.00% 9.76% 8.50% NA 13.35% 11.44%

8.00% 12.69% 10.00% 14.49% Commentary All capital ratios remain significantly above “well capitalized” guidelines. Q2 2022 EOP shares outstanding: Class A Common Stock: 20,000,753 No

shares repurchased during the quarter; Board approved repurchase program in place covering 750,000 shares of Class A common stock. (1)

The Company was established in Q4 2021. As such, the capital ratios for Q2 2022 and Q1 2022 are for the Company while Q2 2021

is for the Bank only. (2) Non-GAAP. 17

Takeaways Leading Franchise Located in one of the Most Attractive

Banking Markets in Florida and the U.S. Experienced and Tested

Management Team Robust Organic Growth Strong Asset

Quality, with Minimal Charge-offs Experienced Since Recapitalization

Strong Profitability, with Pathway For Future Enhancement

Identified Core Funded Deposit Base with 37.6% Non-Interest-Bearing

Deposits (EOP) 18

Non-GAAP Reconciliation

In thousands (except ratios)

	As of or for the three months ended				
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Pre-Tax Pre-Provision ("PTPP") Income:					
Net income	$ 5,295	$ 4,854	$ 5,650	$ 6,593	$ 4,053
Plus: Provision for income taxes	1,708	1,858	1,751	2,088	1,263
Plus: Provision for credit losses	705	-	-	-	-
PTPP income	$ 7,708	$ 6,712	$ 7,401	$ 8,681	$ 5,316
PTPP Return on Average Assets:					
PTPP income	$ 7,708	$ 6,712	$ 7,401	$ 8,681	$ 5,316
Average assets	$ 1,968,381	$ 1,913,484	$ 1,828,037	$ 1,741,423	$ 1,660,060
PTPP return on average assets (1)	1.57%	1.42%	1.61%	1.98%	1.28%
Operating Net Income:					
Net income	$ 5,295	$ 4,854	$ 5,650	$ 6,593	$ 4,053
Less: Net gains (losses) on sale of securities	(3)	21	35	(70)	187
Less: Tax effect on sale of securities	1	(5)	(9)	17	(46)
Operating net income	$ 5,297	$ 4,838	$ 5,624	$ 6,646	$ 3,912
Operating PTPP Income:					
PTPP income	$ 7,708	$ 6,712	$ 7,401	$ 8,681	$ 5,316
Less: Net gains (losses) on sale of securities	(3)	21	35	(70)	187
Operating PTPP Income	$ 7,711	$ 6,691	$ 7,366	$ 8,751	$ 5,129
Operating PTPP Return on Average Assets:					
Operating PTPP income	$ 7,711	$ 6,691	$ 7,366	$ 8,751	$ 5,129
Average assets	$ 1,968,381	$ 1,913,484	$ 1,828,037	$ 1,741,423	$ 1,660,060
Operating PTPP Return on average assets (1)	1.57%	1.42%	1.60%	1.99%	1.24%
Operating Return on Average Assets:					
Operating net income	$ 5,297	$ 4,838	$ 5,624	$ 6,646	$ 3,912
Average assets	$ 1,968,381	$ 1,913,484	$ 1,828,037	$ 1,741,423	$ 1,660,060
Operating return on average assets (1)	1.08%	1.03%	1.22%	1.51%	0.95%

(1) Annualized.

19

Non-GAAP Reconciliation

In thousands (except per share data)

	As of and for the three months ended				
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Tangible Book Value per Common Share (at period-end): (1)					
Total stockholders' equity (GAAP)	$ 180,068	$ 192,039	$ 203,897	$ 201,918	$ 166,302
Less: Intangible assets	-	-	-	-	-
Less: Preferred stock	-	-	-	-	24,616
Tangible stockholders' equity (non-GAAP)	$ 180,068	$ 192,039	$ 203,897	$ 201,918	$ 141,686
Total shares issued and outstanding (at period-end): (2)					
Class A common shares	20,000,753	20,000,753	19,991,753	18,767,541	3,889,469
Class B common shares	-	-	-	1,224,212	1,224,212
Total common shares issued and outstanding	20,000,753	20,000,753	19,991,753	19,991,753	5,113,681
Tangible book value per common share (non-GAAP) (3)	$ 9.00	$ 9.60	$ 10.20	$ 10.10	$ 27.71
Operating Net Income Available to Common Stockholders: (1)					
Net income (GAAP)	$ 5,295	$ 4,854	$ 5,650	$ 6,593	$ 4,053
Less: Preferred dividends	-	-	-	542	754
Less: Exchange and redemption of preferred shares	-	-	-	89,585	-
Net income (loss) available to common stockholders (GAAP)	5,295	4,854	5,650	(83,534)	3,299
Add back: Exchange and redemption of preferred shares	-	-	-	89,585	-
Operating net income avail. to common stock (non-GAAP)	$ 5,295	$ 4,854	$ 5,650	$ 6,051	$ 3,299
Allocation of operating net income per common stock class:					
Class A common stock	$ 5,295	$ 4,854	$ 5,650	$ 5,598	$ 2,509
Class B common stock	$ -	$ -	$ -	$ 453	$ 790
Weighted average shares outstanding:					
Class A common stock					
Basic	20,000,753	19,994,953	18,913,914	15,121,460	3,889,469
Diluted	20,171,261	20,109,783	19,023,686	15,187,729	3,933,636
Class B common stock					
Basic	-	-	-	6,121,052	6,121,052
Diluted	-	-	-	6,121,052	6,121,052
Diluted EPS: (4) (5)					
Class A common stock					
Net income (loss) per diluted share (GAAP)	$ 0.26	$ 0.24	$ 0.30	$ (5.11)	$ 0.64
Add back: Exchange and redemption of preferred shares	-	-	-	5.48	-
Operating net income per diluted share (non-GAAP)	$ 0.26	$ 0.24	$ 0.30	$ 0.37	$ 0.64
Class B common stock					
Net income (loss) per diluted share (GAAP)	$ -	$ -	$ -	$ (1.02)	$ 0.13
Add back: Exchange and redemption of preferred shares	-	-	-	1.09	-
Operating net income per diluted share (non-GAAP)	$ -	$ -	$ -	$ 0.07	$ 0.13

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) During the quarter ended September 30, 2021, 47,473 shares of Class C preferred stock and 11,061,552 shares of Class D preferred stock were converted into 10,278,072 shares of Class A common stock. Additionally, the Bank closed on the initial public offering of its Class A common stock on July 27, 2021, in which it issued 4,600,000 shares of Class A common stock. As such, the total shares issued and outstanding of Class A common stock was 18,767,541 shares at September 30, 2021.

(3) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(4) During the quarter ended September 30, 2021, basic net loss per share is the same as diluted net loss per share as the inclusion of all potential common shares outstanding would have been antidilutive.

(5) During the quarter ended December 31, 2021, the Company entered into agreements with the Class B common shareholders to exchange all outstanding Class B non-voting common stock for Class A voting common stock at a ratio of 1 share of Class A common stock for each 5 shares of Class B non-voting common stock. In calculating net income (loss) per diluted share for the prior quarters presented, the allocation of operating net income available to common stockholders was based on the weighted average shares outstanding per common share class to the total weighted average shares outstanding during each period. The operating net income allocation was calculated using the weighted average shares outstanding of Class B common stock on an as-converted basis.

20

Contact Information Lou de la Aguilera President, CEO & Director

(305) 715-5186 laguilera@uscentury.com Rob Anderson Chief

Financial Officer (305) 715-5393 rob.anderson@uscentury.com Investor

Relations InvestorRelations@uscentury.com 21